SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                  __________

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date  of Report (Date of earliest event reported)  October 31, 1997 (April 21,
                                                   ---------------------------
1997)
-----

                         AMERICAN BINGO & GAMING CORP.
                         -----------------------------
       (Exact name of small business issuer as specified in its charter)

           DELAWARE                 1-13530             74-2723809
--------------------------------  -----------  -------------------
(State or other jurisdiction of Commission (I.R.S. Employer incorporation or organization) File Number Identification No.)


           515 CONGRESS AVENUE, SUITE 1200,  AUSTIN, TEXAS     78701
           -----------------------------------------------     -----
                   (Address of principal executive offices)

Registrant's  telephone  number,  including  area  code  (512)  472-2041
                                                         ---------------


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Item  4.    Change  in  Registrant's  Certifying  Accountant
            ------------------------------------------------

     On or about April 21, 1997, the Registrant dismissed its former independent accountants Weinick Sanders & Co. LLP ("WSC") and engaged King, Griffin & Adamson, P.C. to audit the Registrant's consolidated financial statements. The decision to change independent accountants was recommended and approved by the Registrant's Board of Directors.

     WSC served as independent auditors of the Registrant's financial statements for the years ended December 31, 1996 and 1995. The reports of WSC on the Registrant's financial statements for the years ended December 31, 1996 and 1995 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits for the years ended December 31, 1996 and 1995, and during the fiscal year 1997 prior to WSC's dismissal, the Registrant had no disagreements with WSC on matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of WSC would have caused them to make reference thereto in their report on the financial statements for such years.

     The Registrant has requested that WSC furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statement. A copy of such letter, dated October 30, 1997, is filed as Exhibit "16" to this Form 8-K.

                                  Signatures
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              AMERICAN  BINGO  &  GAMING  CORP.
                              (Registrant)

October  31,  1997            By: /s/ John T. Orton
                                  -----------------
                                  John T. Orton, CFO


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